UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

February 21, 2006
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 2.02     Results of Operations and Financial Condition

On February 21, 2006, Acura Pharmaceuticals, Inc. (the "Company") issued a press release disclosing the financial results for its fourth quarter ended December 31, 2005 and the twelve months ended December 31, 2005. A copy of the Company's press release is attached as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 21, 2006 Announcing Results for Fourth Quarter and Year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer
Date: February 21, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 21, 2006 Announcing Results for Fourth Quarter and Year ended December 31, 2005.